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                                                                   EXHIBIT 10.29


                                AMENDMENT NO. 2
         TO THE SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

                  This is Amendment No. 2 (the "Amendment No. 2"), dated as of May 12, 2000 (the "Amendment Date"), by and between Lehman Commercial Paper Inc. (the "Buyer"), Bloomfield Acceptance Company, L.L.C. ("BAC"), and Dynex Financial, Inc. ("Dynex", and together with BAC the "Sellers") to that certain Second Amended and Restated Master Repurchase Agreement dated as of March 15, 2000, as amended by that certain Amendment No. 1 to the Master Repurchase Agreement, dated as of March 16, 2000 (together the "Existing Repurchase Agreement").

                               W I T N E S S E T H

                  WHEREAS, the Sellers and the Buyer have agreed, subject to the terms and conditions of this Amendment No. 2, that the Existing Repurchase Agreement be amended to acknowledge the proposed merger ("Proposed Merger") between the parent company of Sellers. Bingham Financial Services Corporation ("Bingham") and Franklin Bank, N.A. ("Franklin"), and certain issues arising as a result, and to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

                  Accordingly, the Sellers and the Buyer hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

1. DEFINITION OF "AGENCIES." For purposes of the Existing Repurchase Agreement, the term "Agencies" shall mean the: (a) Office of Thrift Supervision; (b) Office of the Comptroller of the Currency; (c) Federal Reserve Board; (d) Federal Home Loan Bank Board; (e) Federal
         Depository Insurance Corporation; and (f) Securities and Exchange Commission.

2. CONSENT TO PROPOSED MERGER. Buyer consents to the proposed merger between Bingham and Franklin, including the attendant changes to Bingham's business operations and resulting organizational restructuring necessary or advisable to permit Bingham, as the surviving entity of the merger, to obtain approval of the Proposed Merger by: (a) the Agencies and (b) shareholders of each of Bingham and Franklin. Among other things, the following shall not constitute Events of Default pursuant to the Existing Repurchase Agreement:

              A. Lines of Business. Notwithstanding the prohibitions contained in Section 13(a)(xvii) of the Existing Repurchase Agreement, to the extent that the Proposed Merger in and of itself causes Bingham to enter into a line of business not contemplated in Bingham's prospectus dated November 13, 1997, Buyer consents to and approves of that change.

              B. Material Change in Business/Operations. Notwithstanding the provisions of Section 13(a)(vii) of the Existing Repurchase Agreement to the extent that the Proposed Merger in and of itself causes Bingham to materially
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                        change its business operations, corporate structure or
                        financial condition. Buyer consents to and approves of those changes.

              C. Restrictions on Mergers. Notwithstanding the prohibitions contained in Section 13(a)(vi) of the Existing Repurchase Agreement, Buyer consents to and approves of the Proposed Merger.

3. MODIFICATION OF PROHIBITION ON RESTRICTED PAYMENTS. Notwithstanding anything to the contrary set forth in Section 13(a)(xvi) of the Existing Repurchase Agreement.

              A. Franklin Dividends. Following the Proposed Merger, Bingham shall be permitted to continue to declare and pay dividends in a manner consistent with Franklin's past business practices, so long as no Event of Default has occurred.

              B. Employee Payments. Part (ii) of the definition of "Restricted Payments" is hereby stricken from the Existing Repurchase Agreement.

4. FCCR REQUIREMENT. For the period between January 1, 2000 and September 30, 2000, there shall be no requirement to maintain the Fixed Charge Coverage Ratio ("FCCR"), as otherwise required and referred to in
         Section 13(a)(xv) of the Existing Repurchase Agreement.

5. MAXIMUM AGGREGATE TERM & PRICING. For the period ending on the earlier of September 30, 2000 or the date when Dynex (or Bingham) shall complete the currently planned securitization of MH Loans through Buyer or its affiliate, which date is hereafter referred to as the "Securitization Drop Dead Date", (i) the Maximum Aggregate Term for MH Loans shall be 300 days, (ii) for MH Loans that have a Term of 90 days or less, the Applicable Purchase Price Percentage shall be 85% and the Applicable Collateral Maintenance Percentage shall be 117.6471%, (iii) for MH Loans that have a Term of between 91 days and 180 days, and that do not in the aggregate exceed 25% of all MH Loans, the Applicable Purchase Price Percentage shall be 85% and the Applicable Collateral Maintenance Percentage shall be 117.6471%, and (iv) for all other MH Loans that have a Term in excess of 90 days, the Applicable Purchase Price Percentage shall be 80% and the Applicable Collateral Maintenance Percentage shall be 125%.

6. EFFECTIVE DATE. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

         (a) On the Amendment Effective Date, the Buyer shall have received the following, each of which shall be satisfactory to the Buyer:

                  (i) this Agreement executed and delivered by a duly authorized officer of each of the Sellers and the Buyer, and

                  (ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.
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         (b)      On the Amendment Effective Date, (i) each Seller shall be in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement, as amended by this Amendment No. 2, on its part to be observed or performed, (ii) the representations and warranties made and restated by each Seller shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default shall have occurred and be continuing on such date.


7. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

8. This Amendment No. 2 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

9. This Amendment No. 2 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

10. This Amendment No. 2 shall inure to the benefit of and be binding upon the Buyer and the Sellers under the Existing Repurchase Agreement, and their respective successors and permitted assigns.


                     [Signatures Commence on Following page]
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         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   LEHMAN COMMERCIAL PAPER INC.

                                   Buyer

                                   By:  /s/ Francis X. Gilhool
                                      ----------------------------
                                   Name:  FRANCIS X. GILHOOL
                                        --------------------------
                                   Title:  AUTHORIZED SIGNATORY
                                         -------------------------


                                   BLOOMFIELD ACCEPTANCE COMPANY,
                                   L.L.C.

                                   Seller

                                   By:  /s/ Daniel E. Bober
                                      ----------------------------
                                   Name:  Daniel E. Bober
                                        --------------------------
                                   Title: President
                                         -------------------------





                                   DYNEX FINANCIAL, INC.

                                   Seller

                                   By: /s/ J. Peter Scherer
                                      ----------------------------
                                   Name:  J. Peter Scherer
                                        --------------------------
                                   Title:  President
                                         -------------------------

                                   BINGHAM FINANCIAL SERVICES
                                   CORPORATION.

                                   Seller

                                   By:   /s/ Ronald A. Klein
                                      ----------------------------
                                   Name:  Ronald A. Klein
                                        --------------------------
                                   Title: CEO
                                         -------------------------